Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In re

GUILFORD MILLS, INC., et al., Debtors

Case No. 02-40667

                          Interim Financial Statements
               For the Period April 29, 2002 through June 2, 2002


Debtors' Address: 4925 West Market Street, Greensboro, N.C. 27407

Debtors' Attorney: Togut, Segal & Segal, LLP, One Penn Plaza, New York, NY 10119

Report Preparer: David H. Taylor

Disbursements by debtor during the report period and since the filing date:

------------------------------------ ---------------------------------- -----------------------------------
DEBTOR                                   DISBURSEMENTS THIS PERIOD           DISBURSEMENTS SINCE FILING
------------------------------------ ---------------------------------- -----------------------------------
Guilford Mills, Inc.                            $ 32,041,185                       $ 79,268,673
------------------------------------ ---------------------------------- -----------------------------------
Gold Mills, Inc.                                   2,813,605                          5,379,528
------------------------------------ ---------------------------------- -----------------------------------
Guilford Mills, (Michigan), Inc.                     177,107                            466,776
------------------------------------ ---------------------------------- -----------------------------------
Twin Rivers Textile
   Printing & Finishing                              321,420                            708,456
------------------------------------ ---------------------------------- -----------------------------------
GFD Fabrics, Inc.                                      3,500                             10,112
------------------------------------ ---------------------------------- -----------------------------------
Hofmann Laces, Ltd.                                  161,603                            325,497
------------------------------------ ---------------------------------- -----------------------------------
Curtains and Fabrics, Inc.                         1,002,558                          3,095,789
------------------------------------ ---------------------------------- -----------------------------------


Net Income during the reporting period:  $1,265,000


In accordance with Title 28, Section 1746 of the United States Code, the undersigned having examined the attached monthly operating report, and being familiar with the Debtor's financial affairs, declares under penalty of perjury that to the best of his knowledge, these documents are true, correct and complete. The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date: June 20, 2002                          /s/ David H. Taylor
                                             ----------------------------------
                                             David H. Taylor
                                             Interim Chief Financial Officer

                              GUILFORD MILLS, INC.
                             (Debtors-In-Possession)
                          Interim Financial Statements
               For the Period April 29, 2002 through June 2, 2002



The condensed consolidated financial statements included herein reflect all adjustments (none of which are other than normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the information included. The following condensed consolidated financial statements are included:


           Consolidated Statements of Operations for the five weeks and thirteen weeks ended June 2, 2002

           Condensed Consolidated Balance Sheet as of June 2, 2002

           Condensed Consolidated Statements of Cash Flows for the five weeks and thirteen weeks ended June 2, 2002

           Condensed Notes to Consolidated Financial Statements

                              Guilford Mills, Inc.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

 ---------------------------------------------------- -------------------------------------- -------------------------------------
                                                             FOR THE FIVE WEEKS ENDED             FOR THE THIRTEEN WEEKS ENDED
                                                                   JUNE 2, 2002                           JUNE 2, 2002
 ---------------------------------------------------- -------------------------------------- -------------------------------------
 NET SALES                                                              $ 33,570                               $ 92,365


 COSTS AND EXPENSES:
         Cost of goods sold                                               28,915                                 98,404
         Selling and administrative                                        4,581                                 13,855
           Reorganization costs                                            2,289                                  7,457
         Restructuring and impaired asset charges                         (1,827)                                24,322
 ---------------------------------------------------- -------------------------------------- -------------------------------------
                                                                          33,958                                144,038
 ---------------------------------------------------- -------------------------------------- -------------------------------------

 OPERATING LOSS                                                             (388)                               (51,673)
 INTEREST EXPENSE                                                            258                                    942
 IMPAIRED INVESTMENTS                                                        ---                                  8,689
 OTHER INCOME, NET                                                          (279)                                  (780)

 ---------------------------------------------------- -------------------------------------- -------------------------------------
 LOSS BEFORE INCOME TAX BENEFIT                                             (367)                               (60,524)

 INCOME TAX BENEFIT                                                       (1,632)                               (11,807)
 ---------------------------------------------------- -------------------------------------- -------------------------------------
 NET INCOME (LOSS)                                                    $    1,265                             $  (48,717)
 ---------------------------------------------------- -------------------------------------- -------------------------------------



See accompanying condensed notes to consolidated financial statements.

                              Guilford Mills, Inc.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

------------------------------------------------------------------- ------------------------
                                                                            JUNE 2,
                                                                             2002
------------------------------------------------------------------- ------------------------
ASSETS
Cash and cash equivalents                                                $     19,250
Accounts receivable, net                                                       48,139
Inventories                                                                    32,038
Other current assets                                                           38,070
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           Total current assets                                               137,497
------------------------------------------------------------------- ------------------------
Property, net                                                                 124,470
Investment in foreign subsidiaries                                             12,125
Intercompany receivables, net                                                 107,094
Other assets                                                                   38,399
------------------------------------------------------------------- ------------------------
           Total assets                                                     $ 419,585
------------------------------------------------------------------- ------------------------

LIABILITIES
Accounts payable                                                         $     19,282
Short-term borrowings                                                           2,757
Other current liabilities                                                      10,081
------------------------------------------------------------------- ------------------------
           Total current liabilities                                           32,120
------------------------------------------------------------------- ------------------------
------------------------------------------------------------------- ------------------------
           Total long-term liabilities                                          4,809
------------------------------------------------------------------- ------------------------
Liabilities subject to compromise                                             341,481

STOCKHOLDERS' INVESTMENT
Common stock                                                                      655
Capital in excess of par                                                      119,984
Retained earnings                                                              55,100
Accumulated other comprehensive loss                                           (4,520)
Other stockholders' investment                                               (130,044)
------------------------------------------------------------------- ------------------------
           Total stockholders' investment                                      41,175
------------------------------------------------------------------- ------------------------
           Total liabilities and stockholders' investment                   $ 419,585
------------------------------------------------------------------- ------------------------


See accompanying condensed notes to consolidated financial statements.

                              Guilford Mills, Inc.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Debtors-In-Possession)
                                 (In thousands)
                                   (Unaudited)

--------------------------------------------------------- --------------------------------- -----------------------------------
                                                              FOR THE FIVE WEEKS ENDED         FOR THE THIRTEEN WEEKS ENDED
                                                                    JUNE 2, 2002                       JUNE 2, 2002
--------------------------------------------------------- --------------------------------- -----------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                     $ 1,265                        $  (48,717)
  Depreciation and amortization                                           3,315                             8,716
  Unexpended restructuring costs                                             --                            35,142
  Non-cash reorganization costs                                              --                             2,417
  Other adjustments to net income (loss), net                              (397)                          (11,772)
  Net changes in operating assets and liabilities                         4,337                            29,468
--------------------------------------------------------- --------------------------------- -----------------------------------
         Net cash provided by operating activities                        8,520                            15,254
--------------------------------------------------------- --------------------------------- -----------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds on dispositions of property                                  10,388                            10,639
  Additions to property                                                     (28)                             (526)
  Other investing activities, net                                            --                               (71)
--------------------------------------------------------- --------------------------------- -----------------------------------
         Net cash provided by investing activities                       10,360                            10,042
--------------------------------------------------------- --------------------------------- -----------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Short-term borrowings, net                                             (6,051)                          (17,005)
--------------------------------------------------------- --------------------------------- -----------------------------------
         Net cash used in financing activities                           (6,051)                          (17,005)
--------------------------------------------------------- --------------------------------- -----------------------------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                12,829                             8,291

    EQUIVALENTS

BEGINNING CASH AND CASH EQUIVALENTS                                       6,421                            10,959

--------------------------------------------------------- --------------------------------- -----------------------------------

ENDING CASH AND CASH EQUIVALENTS                                       $ 19,250                          $ 19,250
--------------------------------------------------------- --------------------------------- -----------------------------------



See accompanying condensed notes to consolidated financial statements.

                              GUILFORD MILLS, INC.
              CONDENSED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (Debtors-In-Possession)
                                  June 2, 2002
                                 (In thousands)
                                   (Unaudited)


1. The Company -- The accompanying financial statements are the condensed consolidated financial statements of Guilford Mills, Inc. and all of its domestic subsidiaries (collectively "Guilford" or "the Company"), which are listed below.

------------------------------------------------- -------------------------------------------
Guilford Mills, Inc.                              Hofmann Laces, Ltd.
------------------------------------------------- -------------------------------------------
Gold Mills, Inc.                                  Gold Mills Farms, Inc.
------------------------------------------------- -------------------------------------------
Mexican Industries of North Carolina, Inc.        Guilford Mills, (Michigan), Inc.
------------------------------------------------- -------------------------------------------
GMI Computer Sales, Inc.                          GFD Services, Inc.
------------------------------------------------- -------------------------------------------
GFD Fabrics, Inc.                                 Raschel Fashions Interknitting, Ltd.
------------------------------------------------- -------------------------------------------
Curtains and Fabrics, Inc.                        Twin Rivers Textile Printing & Finishing
------------------------------------------------- -------------------------------------------
Advisory Research Services, Inc.                  Guilford Airmont, Inc.
------------------------------------------------- -------------------------------------------

These statements do not include the results of Guilford's foreign subsidiaries.

2. Basis of Presentation -- The accompanying unaudited consolidated condensed financial statements are presented in accordance with American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code"("SOP 90-7"). These statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities and commitments in the normal course of business and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. The filing of the voluntary Chapter 11 petitions referred to below, losses from operations and negative cash flow from operations raise doubt about the Company's ability to continue as a going concern. The appropriateness of using a going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations and the ability to generate cash from operations and financing sources sufficient to meet obligations. As a result of the filing of the Chapter 11 cases and related circumstances, realization of assets and liquidation of liabilities is subject to significant uncertainty. While under the protection of Chapter 11, the Debtors (as defined below in Note 3) may sell or otherwise dispose of assets, and liquidate or settle liabilities for amounts other than those reflected in the consolidated condensed financial statements. Further, a plan or plans of reorganization could materially change the amounts reported in the accompanying consolidated condensed financial statements. The consolidated condensed financial statements do not include any adjustments relating to recoverability of the value of recorded asset amounts or the amount and classification of liabilities that might be necessary as a consequence of a plan of reorganization. At this time, it is not possible to predict the outcome of the Chapter 11 cases or their effect on the Company's business, its financial position, results of operations or cash flows. If it is determined that the liabilities subject to compromise in the Chapter 11 cases exceed the fair value of the assets, unsecured claims may be satisfied at less than 100% of their face value and equity interests of the Company's stockholders may have no value. The Company believes the DIP Facility (as defined below in Note 3), should provide the Company with adequate liquidity to conduct its business while it prepares a reorganization plan. However, the Company's liquidity, capital resources, results of operations and ability to continue as a going concern are subject to known and unknown risks and uncertainties.

3. Bankruptcy Proceedings -- On March 5, 2002, the Company reached an agreement in principle with its senior lenders on a restructuring of the Company's approximately $270 million senior indebtedness. Under the restructuring, the Company expects that, in accordance with the agreement in principle and subject to confirmation of the plan of reorganization, the Company's outstanding senior debt will be reduced to approximately $145 million, and the Company's unsecured trade creditors will be paid in full.

To conclude the restructuring as quickly as possible, the Company and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on March 13, 2002. The Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered under case no. 02-40667 (BRL). As of the date of this filing, the Debtors are continuing to operate their business as debtors-in-possession under Chapter 11 of the Bankruptcy Code and are subject to the jurisdiction of the Bankruptcy Court. The Company's foreign subsidiaries have not filed voluntary petitions and are therefore not debtors.

As a result of these filings, actions to collect pre-petition indebtedness are stayed and certain other pre-petition contractual obligations against the Debtors may not be enforceable. In addition, under the Bankruptcy Code, the Debtors may assume or reject executory contracts, including real estate leases, employment contracts, personal property leases, service contracts and other unexpired, executory pre-petition contracts, subject to Bankruptcy Court approval. Parties affected by these rejections may file claims with the Bankruptcy Court in accordance with the Bankruptcy Code. The Debtors cannot presently determine or reasonably estimate the ultimate liability that may result from the filing of claims for all contracts that may be rejected. The majority of all pre-petition liabilities are subject to settlement under a plan of reorganization to be voted on by the creditors and equity holders and approved by the Bankruptcy Court. Although the Debtors expect to file a reorganization plan or plans that provide for emergence from bankruptcy sometime during fiscal year 2002, there can be no assurance that a reorganization plan or plans will be proposed by the Debtors or confirmed by the Bankruptcy Court or that any such plan will be consummated. It is contemplated that upon emergence, all of the Company's currently outstanding common stock will be cancelled, and the Company will then immediately issue to its current senior lenders and to its existing stockholders shares of Company common stock representing 90% and 10%, respectively, of the reorganized Company's total outstanding common stock.

As provided by the Bankruptcy Code, the Debtors have the exclusive right to submit a plan of reorganization for 120 days from the date of the filing of the voluntary petitions. Further extension may be sought and may be granted or denied by the Bankruptcy Court. If the Debtors fail to file a plan of reorganization during such period or if such plan is not accepted by the required number of creditors and equity holders within the required period, any party in interest may subsequently file its own plan of reorganization for the Debtors. A plan of reorganization must be confirmed by the Bankruptcy Court, upon certain findings being made by the Bankruptcy Court which are required by the Bankruptcy Code. The Bankruptcy Court may confirm a plan of reorganization notwithstanding the non-acceptance of the plan by an impaired class of creditors or equity holders if certain requirements of the Bankruptcy Code are met. A plan of reorganization also could result in holders of the Company's common stock receiving no value for their interest. The Chapter 11 filing, the uncertainty regarding the eventual outcome of the reorganization case and the effect of other unknown adverse factors could threaten the Company's existence as a going concern.

At a hearing held on March 14, 2002, the Bankruptcy Court entered orders granting authority to the Debtors to, among other things, pay certain pre-petition employee wages, salaries, benefits and other employee obligations, and pay certain administrative fees and insurance related obligations.

Schedules will be filed with the Bankruptcy Court setting forth the assets and liabilities of the Debtors as of the filing date as shown by the Company's accounting records. Differences between amounts shown by the Company and claims filed by creditors will be investigated and, if necessary, unresolved disputes will be determined by the Bankruptcy Court. The ultimate settlement terms for such liabilities are subject to a plan of reorganization, and accordingly, are not presently determinable.

The Company entered into a $30 million Debtor-In-Possession Credit Agreement, dated as of March 13, 2002, (the "DIP facility") with Wachovia Bank. Borrowings against the DIP facility have an interest rate equal to Wachovia's Base Rate plus 2.5% or, at Guilford's option, LIBOR plus 3.5%, for interest periods of 1 or 3 months. The actual borrowing availability is calculated using a "borrowing base", as defined therein, based upon levels of accounts receivable and inventory, and may be less than $30 million. The Company may use this facility during the period of the bankruptcy proceeding to continue its ordinary course day-to-day operations, service its customers and complete its strategic business restructuring. As of the date hereof, the Company has no borrowings under this facility.

4. Liabilities Subject to Compromise -- The majority of all pre-petition liabilities are subject to settlement under a plan of reorganization to be voted on by the creditors and equity holders and approved by the Bankruptcy Court. Such liabilities are classified as "liabilities subject to compromise". The table below summarizes the Company's liabilities subject to compromise.



                                                BALANCE AS OF JUNE 2,
                                                        2002
                                               ------------------------
  Long-term debt classified current                      $239,842
  Accounts payable                                         15,883
  Current maturities of long-term debt                     23,162
  Long-term deferred compensation                          15,029
  Accrued interest payable                                 10,953
  Deferred pension                                          6,942
  Income taxes payable                                      6,274
  Other pre-petition obligations                           23,396
                                                           ------
  Total                                                  $341,481
                                               ========================